                        SUPPLEMENT TO THE PROSPECTUS OF
             MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
                             Dated November 2, 1998

Following the receipt of shareholder and regulatory approvals, the assets of the CAPITAL APPRECIATION PORTFOLIO of Morgan Stanley Dean Witter Variable Investment Series (the "Fund") have been combined with those of the EQUITY PORTFOLIO of the Fund, and the CAPITAL APPRECIATION PORTFOLIO is no longer available as an investment option. Accordingly, all references in the Prospectus pertaining to the CAPITAL APPRECIATION PORTFOLIO are hereby deleted.

March 22, 1999

#40212